                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  Ciprico Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                  CIPRICO INC.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

     The Annual Meeting of Shareholders of Ciprico Inc. will be held on Thursday, January 27, 2000, at 3:30 p.m. (Minneapolis time), at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

     1. To set the number of directors at six (6).

     2. To elect two Class III directors for the ensuing year.

     3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on December 9, 1999, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.

                                          By Order of the Board of Directors

                                          Robert H. Kill
                                          Chairman and President

Plymouth, Minnesota
December 17, 1999

                                  CIPRICO INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 27, 2000

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                                  INTRODUCTION

         Your Proxy is solicited by the Board of Directors of Ciprico Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on January 27, 2000, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the principal executive office of the Company is 2800 Campus Drive, Plymouth, Minnesota 55441. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about December 17, 1999.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed December 9, 1999, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 9, 1999, 4,960,278 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the dates indicated in the respective footnotes to the table.


                 NAME AND ADDRESS OF                             NUMBER OF SHARES
                  BENEFICIAL OWNER                              BENEFICIALLY OWNED               PERCENT OF CLASS
                 -------------------                            ------------------               ----------------
      Perkins Capital Management, Inc.                              644,113 (1)                       13.0%
      730 E. Lake Street
      Wayzata, MN  55391

      Fidelity Research & Management, Inc.                          421,300 (2)                        8.5%
      1 Federal Street
      Boston, MA  02109

      Heartland Advisors, Inc.                                      353,000 (3)                        7.1%
      790 North Milwaukee Street
      Milwaukee, WI 53202

      Dimensional Fund Advisors, Inc.                               276,125 (4)                        5.6%
      1299 Ocean Avenue
      Santa Monica, CA  90401


(1) Perkins Capital Management, Inc. has indicated that as of September 30, 1999, it beneficially owns 644,113 shares, that it has no voting power as to 425,713 of such shares and that it has sole dispositive power over all of such shares.

(2) Such shares were owned as of September 30, 1999 according to a report provided to the Company by Nasdaq AMEX Online.

(3) Heartland Advisors, Inc. has indicated that as of December 2, 1999, it beneficially owns 353,000 shares, that it has no voting power as to any of such shares and sole dispositive power as to all of such shares.

(4) Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 276,125 shares of the Company's Common Stock as of September 30, 1999. The Portfolios own all of such shares and Dimensional disclaims beneficial ownership of such securities.


                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of Common Stock beneficially owned as of December 9, 1999 by each executive officer of the Company named in the Summary Compensation Table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


      NAME OF DIRECTOR/NOMINEE OR                  NUMBER OF SHARES
         IDENTITY OF GROUP                         BENEFICIALLY OWNED                   PERCENT OF CLASS (1)
 -------------------------------------             ------------------                   --------------------
Robert H. Kill                                        115,036  (2)                               2.3%
Donald H. Soukup                                       62,250  (3)(4)                            1.2%
Stephen R. Hansen                                      48,738  (5)                                *
Gary L. Deaner                                         35,100  (3)(6)                             *
William N. Wray                                        33,000  (3)(4)                             *
Joan K. Berg                                            8,000  (7)                                *
Bruce J. Bergman                                        6,000  (3)(8)                             *
Thomas F. Burniece                                      1,000  (3)(8)                             *
All officers and directors as a
   group (8 persons)                                  309,124  (9)                               6.0%

 --------------------------------------
*   Less than 1%

         (1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 9, 1999, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

         (2) Amount includes 20,000 shares held by Mr. Kill's wife and 52,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 9, 1999.

         (3) Does not include an option for 6,000 shares which will be granted to such individual as of the date of the Annual Meeting and which will become exercisable as of the date of the Company's 2000 Annual Meeting pursuant to an automatic grant under the Company's 1999 Amended and Restated Stock Option Plan.

         (4) Amount includes 30,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 9, 1999.

         (5) Amount includes 37,128 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 9, 1999.

         (6) Amount includes 28,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 9, 1999.

         (7) Amount includes 5,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 9, 1999.

         (8) Such shares are not outstanding but are purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 9, 1999.

         (9) Amount includes 190,128 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 9, 1999.


                              ELECTION OF DIRECTORS
                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

         The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors shall consist of not less than three directors and not more than six directors, that the number of directors to be elected shall be determined by the shareholders at each annual meeting, and that the number of directors may be increased by the Board between annual meetings. The Certificate of Incorporation also provides for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class III will be elected at the Annual Meeting. Directors who are members of Classes I and II will continue to serve for the terms for which they were previously elected. The Board recommends that the number of directors be set at six and that two Class III directors be elected at the Annual Meeting. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to set the number of directors at six. The Board of Directors nominates Gary L. Deaner and Robert H. Kill for re-election as Class III directors. If elected, Messrs. Deaner and Kill will each serve for a three year term as a Class III director and until his successor has been duly elected and qualified.

         Unless authority is withheld, the proxies solicited hereby will be voted for the election of Gary L. Deaner and Robert H. Kill as a director for a term of three years. If, prior to the meeting, it should become known that either Class III nominee will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that either nominee will be unable to serve. The election of directors is decided by a plurality of the votes cast. Following is information about the nominees and all other directors of the Company whose terms continue beyond the Annual Meeting.

         Robert H. Kill (Class III, term ending at 2000 Annual Meeting), age 52, has been Chairman of the Board of the Company since January 1996, President since March 1988 and a director since September 1987. Mr. Kill was Executive Vice President of the Company from September 1987 to March 1988, Secretary from September 1987 to July 1988 and from November 1989 to October 1993, and Vice President and General Manager from August 1986 to September 1987. Mr. Kill held several marketing and sales positions at Northern Telecom, Inc. from 1979 to 1986, his latest position being Vice President, Terminals Distribution.

         Gary L. Deaner (Class III, term ending at 2000 Annual Meeting), age 59, was elected a director of the Company in May 1995. Mr. Deaner has been President and Chief Executive office of Cross Works, Inc., a software development company, since May 1999. Mr. Deaner served as a Vice President of Raintree Associates, a marketing and planning company, from June 1998 to May 1999, as Vice President of Marketing and Strategic Development for J. River, Inc., a software products company, from September 1996 to June 1998, and as Vice President and General Manager, Lan Connect, of Digi International, Inc., a manufacturer of computer communications products, from January 1995 to September 1996. From August 1991 to January 1995 Mr. Deaner served as President of Arnet Corporation, a subsidiary of Digi International, and from 1985 to 1991 he was Vice President of Marketing for Digi International.

         Donald H. Soukup (Class I, term ending at 2001 Annual Meeting), age 59, became a director of the Company in March 1982. Mr. Soukup has been a private investor for more than five years. Mr. Soukup is also a director of Minntech Corp. and several privately held companies.

         William N. Wray (Class I, term ending at 2001 Annual Meeting), age 71, has been a director of the Company since July 1993. Prior to his retirement in 1988, Mr. Wray held various management positions at Honeywell, Inc., the most recent being Executive Vice President of Honeywell Information Systems (from 1985 to 1989) and Executive Vice President of Corporate Marketing (from 1987 to
1988).

         Bruce J. Bergman (Class II, term ending at 2002 Annual Meeting), age 58, has been a principal with Bergman & Associates, a high tech consulting practice, since August 1998. Prior to founding Bergman & Associates, Mr. Bergman was President and CEO (from 1996 to 1998) of Brocade Communications Systems, Inc., a provider of gigabit switching hardware and software products, President and CEO (from 1995 to 1996) of ATG Cygnet, Inc., a supplier of multiple-media, robotic mass storage libraries, President and CEO (from 1993 to 1994) of Proteon, Inc., a supplier of internetworking hardware and software products, and President and CEO (from 1983 to

1993) of Xylogics, Inc. a provider of computer network access, remote access, networking and input/output hardware and software products.

         Thomas F. Burniece (Class II, term ending at 2002 annual Meeting), age 58, was elected a director of the Company in November 1999 to fill a vacancy created by the resignation of a former director. For more than five years Mr. Burniece has been owner and President of Thomas Burniece Consulting, a firm offering technical, marketing and management consulting services across a wide range of high technology markets. Mr. Burniece has also been Chief Executive Officer since April 1997 of Voelker Technologies, Inc., a startup company developing an intelligent physical layer switching product. In addition, in June 1998 he co-founded and served as the original Chief Executive Officer of Rutilus Software, Inc., and is currently a director of such company. Rutilus is a startup company developing a unique, centrally-managed approach to the backup of network-attached desktop computers.

         There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

COMMITTEE AND BOARD MEETINGS

         The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee members are Donald
H. Soukup and Bruce J. Bergman. This committee is responsible for reviewing the Company's internal audit procedures and quarterly and annual financial statements, reviewing with the Company's independent accountants the results of the annual audit, and implementing and monitoring the Company's cash investment policy. The Audit Committee met once during fiscal 1999. The Compensation Committee members are Gary L. Deaner and William N. Wray. The Compensation Committee recommends to the Board of Directors from time to time the salaries and other compensation to be paid to executive officers of the Company and administers the Company's stock option and restricted stock plans. The Compensation Committee met twice during fiscal 1999.

         The Board and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Board or Committee members, in accordance with Delaware law, rather than hold formal meetings. During fiscal 1999, the Board of Directors held six meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTORS FEES

         Directors who are not employees of the Company receive $500 for each Board meeting attended. In addition, under the terms of the Company's 1999 Amended and Restated Stock Option Plan, each nonemployee director who is elected or re-elected to the Board, or whose term of office continues after an annual meeting of shareholders, will receive a seven-year option for 6,000 shares at an exercise price equal to the closing price of the Company's Common Stock on the date of grant, exercisable one year from the date of grant if the director has continued to serve on the Board throughout such period. On January 28, 1999, Messrs. Bergman, Deaner, Soukup and Wray each received an option to purchase 6,000 shares at $9.875 per share. Such options will become exercisable on January 27, 2000. In addition, in connection with his election to the Board on November 24, 1999, Mr. Burniece received an option to purchase 1,000 shares at $12.875 per share, which becomes exercisable on November 24, 2000.

         During the fiscal year ended September 30, 1999, Gary L. Deaner provided consulting services to the Company in reviewing the Company's strategic plan. As consideration for such services, Mr. Deaner was awarded a total of 3,600 shares of restricted stock under the Company's 1996 Restricted Stock Plan. Such shares had an aggregate market value of $24,863 as of the dates of grant. The restrictions on the shares lapse two years after the date of the awards.


                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors of the Company is currently composed of directors William N. Wray and Gary L. Deaner. None of the members of the Committee is an employee or officer of the Company and none is affiliated with any entity other than the Company with which an executive officer of the Company is affiliated.

         Overview and Philosophy. The Company's executive compensation program is comprised of base salaries, annual and quarterly performance bonuses, long-term incentive compensation in the form of stock options and restricted stock grants and various benefits, including the Company's savings plan and employee stock purchase plan in which all qualified employees of the Company participate. In addition, the Compensation Committee from time to time may award special cash bonuses, stock options and restricted stock grants in connection with new hiring, promotions or non-recurring, extraordinary performance.

         The Compensation Committee has followed a policy of paying annual base salaries which are on the moderate side of being competitive in its industry and of awarding cash bonuses based on achievement of operating profit goals and secondarily on achievement of revenue goals. If minimum operating profit goals are achieved, the officer receives a cash bonus in an amount equal to the percentage of goal achieved multiplied by the established target bonus which is a minimum of 50% and a maximum of 150% of annual base salary. The goals are established annually by the Compensation Committee or President of the Company. The Company does not have formal employment agreements with any of its officers.

         The Company's Chief Executive Officer, Chief Financial Officer and Vice President Product Development and Operations are the only executive officers of the Company. These executive officers participate in the Company's stock option and restricted stock plans as well as the management cash bonus plan described above. Cash bonuses earned by executive officers in fiscal 1999 are set forth in the Summary Compensation Table.

         General. The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. The Company has a savings plan in which all qualified employees, including the executive officers, may participate. Each year the Company contributes to the savings plan an amount equal to two percent of gross wages for each employee who contributes four percent and the Company may contribute an additional two percent of gross wages based on the operating profit of the Company for the fiscal year and plan contributions by the individual employee. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 1999.

         Chief Executive Officer Compensation. Robert H. Kill served as the Company's Chief Executive Officer in fiscal 1999. His annual base salary and eligibility for a cash bonus was determined in accordance with the policies described above as applicable to all executive officers. His base salary remained at $175,000 for fiscal 1999.

         In 1999 in order to continue providing incentive for participation in long term appreciation in shareholder value, the Committee granted Mr. Kill an option to purchase 15,000 shares at the market price on the date of grant, 25 percent of which will vest on each of the first four anniversaries of the date of grant. Grants of stock options are based on qualitative rather than quantitative factors and reflect the desire of the Board of Directors and Compensation Committee to retain key executives, encourage excellent performance and increase Company stock ownership by key executives in order to align their interests with those of shareholders generally.

         Summary. The Compensation Committee annually reviews its compensation policies but anticipates generally continuing its policy of paying relatively moderate base salaries, basing bonuses on specific revenue and operating profit goals and granting stock options and restricted stock to provide long-term incentives.

                                    MEMBERS OF THE COMPENSATION COMMITTEE:

                                    William N. Wray
                                    Gary L. Deaner

SUMMARY COMPENSATION TABLE

         The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to the other executive officers whose total salary and bonus for fiscal 1999 exceeded $100,000.


                                    ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                                    -------------------                        ----------------------

                                                                             Awards              Payouts
                                                                             ------              -------
                                                                    Restricted    Securities
                                                  Other Annual      Stock         Underlying     LTIP          All Other
 Name and Principal           Salary     Bonus    Compensation      Award(s)      Options/SARs   Payouts     Compensation
  Position            Year      ($)       ($)          ($)           ($)(2)          (#)         ($)           ($)(3)
-------------------  ------  --------  --------  -------------      -----------   -----------    -------     ------------
Robert H. Kill,       1999     175,000    88,268        -0-(1)           -0-        15,000         -0-           $4,229
President and         1998     171,667     -0-          -0-            69,375       15,000         -0-            5,045
CEO                   1997     161,333    80,558        -0-            73,750       15,000         -0-            7,397

Joan K. Berg, Vice    1999     120,000    42,143        -0-              -0-         9,000         -0-           $2,726
President-Finance     1998      10,000      -0-         -0-            16,408       20,000         -0-              200
and CFO               1997        -0-       -0-         -0-              -0-          -0-          -0-              -0-

Stephen R. Hansen,    1999     104,756    36,275        -0-             8,125(4)     9,000         -0-           $2,372
Vice President        1998      94,750     2,559        -0-             6,900        7,500         -0-           $2,364
                      1997      90,000    31,275        -0-              -0-        15,500         -0-           $5,707



(1) Does not include automobile allowance, the amount of which was less than 10% of the individual's listed compensation.

(2) Dividends, if declared by the Company, will be paid on the shares. Aggregate shares of restricted stock held by the named executive officers at September 30, 1999 and the value of such shares on that date (based on a closing stock price of $11.125 per share) are as follows: Mr. Kill held 7,500 shares valued at $83,438; Ms. Berg held 2,500 shares valued at $27,813; and Mr. Hansen held 1,000 shares valued at $11,125.

(3) Amounts reflect Company contributions to the Company's Savings Plan, a 401(k) plan.

(4) During fiscal 1999, Mr. Hansen received an award of 1,000 shares of restricted stock. The restrictions on the shares lapse after two years.

OPTION/SAR GRANTS DURING 1999 FISCAL YEAR

         The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended September 30, 1999. The Company has not granted stock appreciation rights.



                                                                                                      POTENTIAL
                                                                                                  REALIZABLE VALUE
                                                                                                  AT ASSUMED ANNUAL
                            NUMBER OF          % OF TOTAL                                          RATES OF STOCK
                           SECURITIES         OPTIONS/SARS                                       PRICE APPRECIATION
                           UNDERLYING          GRANTED TO                                          FOR OPTION TERM
                          OPTIONS/SARS        EMPLOYEES IN      EXERCISE OR BASE  EXPIRATION     ------------------
         NAME              GRANTED (#)         FISCAL YEAR        PRICE ($/SH)         DATE      5% ($)      10%($)
         ----             ------------         -----------        ------------         ----      ------      ------
Robert H. Kill
                            15,000 (1)            5.8%                 9.875         1/28/06      60,302    140,529
Joan K. Berg
                             9,000 (2)            3.5%                 9.25           7/7/04      23,000     50,825
Stephen R. Hansen
                             9,000 (2)            3.5%                 9.25           7/7/04      23,000     50,825


(1) Such option is exercisable annually as to 25% of the total number of shares, commencing January 28, 2000.

(2) Such option is exercisable annually as to 25% of the total number of shares, commencing July 7, 2000.

AGGREGATED OPTION/SAR EXERCISES DURING 1999 FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

         The following table provides information related to options exercised by the named executive officers during fiscal 1999 and the number and value of options held at fiscal year end.

                                                                                                  VALUE OF
                                                                        NUMBER OF                UNEXERCISED
                                                                       UNEXERCISED              IN-THE-MONEY
                                                                     OPTIONS/SARS AT           OPTIONS/SARS AT
                                                                        FY-END(#)                FY-END ($)
                            SHARES ACQUIRED           VALUE            EXERCISABLE/             EXERCISABLE/
           NAME             ON EXERCISE (#)       REALIZED ($)        UNEXERCISABLE           UNEXERCISABLE (1)
          ------           -----------------     --------------      ---------------          -----------------
Robert H. Kill                  15,000               83,745            37,500 / 37,500         108,120 / 18,750

Joan K. Berg                         0                 N/A              5,000 / 24,000          22,810 / 85,305

Stephen R. Hansen                8,250               48,688            37,128 / 27,372          56,604 / 33,044


(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on September 30, 1999. The closing price of the Company's Common Stock on that day on the Nasdaq Stock Market was $11.125. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

STOCK PERFORMANCE CHART

         The following chart compares the cumulative total shareholder return on the Company's Common Stock with the S&P SmallCap 600 Index and the Computers (Peripherals) Small Index. The comparison assumes $100 was invested on September 30, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                                INDEXED RETURNS


                                                  BASE                             YEARS ENDING
                                                 PERIOD
COMPANY / INDEX                                   SEP94           SEP95       SEP96       SEP97        SEP98       SEP99
---------------                                   -----           -----       -----       -----        -----       -----
CIPRICO INC                                        100           244.43      666.67      504.17       243.73      370.83
S&P SMALLCAP 600 INDEX                             100           126.18      145.50      199.29       162.08      190.51
COMPUTERS(PERIPHERALS)-SMALL                       100           188.31      107.84      111.79        49.83       53.41






         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10 percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based upon a review of the copies of such reports furnished to or obtained by the Company and upon other information known to the Company, the Company believes that during the fiscal year ended September 30, 1999, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company's outstanding shares of Common Stock were complied with except that one report covering one transaction was filed late by Stephen R. Hansen and Bruce J. Bergman's Form 3 was filed late.


                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         Grant Thornton LLP acted as the Company's independent accountants for fiscal 1999. The Company has not yet selected its independent auditors for the current fiscal year ending September 30, 2000. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.


                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2001 annual meeting of shareholders must be received by the Company by August 18, 2000, to be considered for inclusion in the Company's proxy statement and related proxy for the next annual meeting.

         Also, if a shareholder proposal intended to be presented at the next annual meeting but not included in the Company's proxy statement and proxy is received by the Company after November 2, 2000, then management named in the Company's proxy form for the next annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy material.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1999, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                    FORM 10-K

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MS. JOAN K. BERG, VICE PRESIDENT OF FINANCE, AT THE COMPANY'S PRINCIPAL ADDRESS. THE COMPANY'S FORM 10-K MAY ALSO BE ACCESSED THROUGH THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              ROBERT H. KILL
                                              Chairman and President
Dated:   December 17, 1999
         Plymouth, Minnesota

                                  CIPRICO INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 27, 2000

        The undersigned hereby appoints ROBERT H. KILL and JOAN K. BERG, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Ciprico Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, at 3:30 p.m. (Minneapolis time) on January 27, 2000, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

        The Board of Directors recommends that you vote FOR each proposal below.

    1. Set the number of directors at six (6):

      [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

    2. Elect two Class III directors: [Nominees: Gary L. Deaner and Robert H. Kill]

      [ ] FOR the nominees listed above  [ ] WITHHOLD AUTHORITY to vote for the nominees listed
                                             above

        (To withhold authority to vote for either nominee, write that nominee's name on the line below)

    ---------------------------------------------------------------------

    3. OTHER MATTERS. In their discretion, the Proxies are . . .

      [ ] AUTHORIZED                  [ ] NOT AUTHORIZED . .
       .

      to vote upon such other business as may properly come before the Meeting.

         (Continued, and TO BE DATED AND SIGNED on the reverse side)

                          (continued from other side)

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 3.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                Dated  , 1999

                                                ----------------------------

                                                ----------------------------
                                                PLEASE DATE AND SIGN ABOVE
                                                EXACTLY AS NAME APPEARS AT
                                                THE LEFT, INDICATING, WHERE
                                                APPROPRIATE, OFFICIAL
                                                POSITION OR REPRESENTATIVE
                                                CAPACITY. FOR STOCK HELD IN
                                                JOINT TENANCY, EACH JOINT
                                                OWNER SHOULD SIGN.